EXHIBIT 10(i)






                                 AMENDMENT

     AMENDMENT, dated as of March 30, 1994 (this "Amendment"), to the
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Credit Agreement, dated as of December 30, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"),
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among THE CONTINENTAL CORPORATION, a New York corporation (the "Borrower"),
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the banks and other financial institutions (the "Lenders") parties thereto,
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CHEMICAL BANK, a New York banking corporation, and CITIBANK, N.A., as co-agents (each, in such capacity, a "Co-Agent") for the Lenders and
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CHEMICAL BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent" ) for the Lenders.
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                           W I T N E S S E T H :
                           - - - - - - - - - -

          WHEREAS, Borrower, the Administrative Agent and the Lenders consenting hereto desire to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

          1.    Definitions. Unless otherwise defined herein, terms defined
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in the Credit Agreement are used herein as therein defined.

          2.    Amendments. (a) Subsection 1.1 is hereby amended by
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inserting, at the end of the definition of "Indebtedness" therein, the following new proviso:

     "provided, that up to $500,000,000 of obligations of the Borrower and
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     its Subsidiaries under reverse repurchase agreements and dollar reverse repurchase transactions entered into in the ordinary course of business for the purpose of managing their investment portfolios shall not be deemed Indebtedness hereunder".

          (b) Subsection 6.4 of the Credit Agreement is hereby amended by deleting clause (c) thereof and substituting in lieu thereof a new clause
(c) to read in its entirety as follows:

          "(c) the sale or other disposition of any property, provided that
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     both (i) the aggregate book value of all assets so sold or disposed of shall not constitute more than 10% in book value of the consolidated total assets of the Borrower and its Subsidiaries as at December 31, 1992 or, if later, the end of the most recent fiscal year of the


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     Borrower for which financial statements have been (or were required to
     be) delivered pursuant to subsection 5.1(a), and(ii) the portion, contributed by such assets so sold or disposed of, of the consolidated income from continuing operations of the Borrower and its Subsidiaries for the most recent fiscal year of the Borrower for which financial statements have been (or were required to be) delivered pursuant to subsection 5.1(a) shall not, in the aggregate, be 10% or more of the average consolidated income from continuing operations of the Borrower and its Subsidiaries for the fiscal years ended December 31, 1988, 1989, 1990, 1991 and 1992; and".

          3.  Effectiveness. This Amendment shall become effective upon
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receipt by the Administrative Agent of evidence satisfactory to the
Administrative Agent that this Amendment has been executed and delivered by the Borrower and consented to in writing by the Required Lenders.

          4.  Representations and Warranties. To induce the
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Administrative Agent to enter into and the Lenders to consent to this
Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

          5.  No Other Amendments. Except as expressly amended hereby, the
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Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

          6. Counterparts. This Amendment may be executed by one or more of
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the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                   THE CONTINENTAL CORPORATION


                                   By: /s/ Francis Colalucci
                                      -----------------------------
                                      Title: Vice President, Treasurer



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                                           CHEMICAL BANK, as Administrative
                                           Agent

                                           By:/s/ M. Luisa Hunnewell
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                                              Title: Vice President



          The undersigned Lenders hereby consent and agree to the foregoing
Amendment:


                                           CHEMICAL BANK

                                           By:/s/ M. Luisa Hunnewell
                                              ------------------------------
                                              Title: Vice President


                                           CITIBANK, N.A.


                                           By: Ann Miles
                                              ------------------------------
                                              Title: Vice President


                                           SHAWMUT BANK OF CONNECTICUT, N.A.


                                           By: Joseph J. Wadlinger, Jr.
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                                              Title: Assistant Vice President


                                           THE BANK OF NOVA SCOTIA


                                           By: Stephen Lockhart
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                                              Title: Vice President


                                           FIRST INTERSTATE BANK OF CALIFORNIA


                                           By: Tim Helotes
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                                              Title: Vice President


                                           MELLON BANK, N.A.


                                           By: Timothy J. Somers
                                              ------------------------------
                                              Title: Vice President